UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 8, 2008

STUDIO ONE MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10196	23-2517953
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 556-9303
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 8, 2008, the Registrant issued a Master Production Order to American Integrated Technologies, Inc., Tempe, Arizona (AIT) to commence production of its first five (5) MyStudio® interactive recording studio structures (excluding electronic equipment and components).  Each of the studios will be manufactured in a series of modules and assembled into one unit according to the specifications for fit and finishing testing.  Pursuant to the Order, Studio One will remit one-half of the required payment for each module at commencement of fabrication of the module, with the balance being due upon delivery.  The total cost for the five recording studio structures manufactured by AIT is estimated to be approximately $525,000 with delivery to occur in the third calendar quarter of 2008. All electronic components will be supplied by Studio One.

Studio One expects to install the studios in strategic locations in Arizona, California, Nevada and New York in the third quarter of 2008. The installations will coincide with the commencement of monthly industry sponsored music, modeling and comedy contests which will be available exclusively to users of MyStudio®.

Item 8.01                      Other Events

On April 8, 2008, the Registrant issued a press release announcing that it has commenced production of its first five (5) MyStudio® interactive recording studios.

Pursuant to General Instruction B.2 of Form 8-K, the information contained in the document filed as Exhibit 99.1 to this Form 8-K under Item 8.01 is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company's website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01                      Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title and Description
99.1	Studio One Media, Inc., Press Release, dated April 8, 2008

This filing contains forward-looking statements, in that they do not discuss historical fact, but instead note future expectations or prospective events. Forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements. Those factors include the Company’s ability to complete its SEC filings, to produce and market its products and to generate revenues. The Company does not intend to update forward-looking statements to reflect actual results or changes in assumptions or other factors that could affect those statements.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO ONE MEDIA, INC.

Dated: April 14, 2008	By:	/s/ Preston J. Shea
Name: Preston J. Shea
Title: President